UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2020

CHINA XD PLASTICS COMPANY LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34546	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park,
Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of Principal Executive Offices)

(86) 451-8434-6600
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	CXDC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 11, 2020, China XD Plastics Company Limited (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"), for the purpose of: (i) electing five (5) directors to the Board of Directors of the Company; (ii) approving, on an advisory basis, the 2018 compensation of named executive officers (the "say-on-pay vote"); (iii) ratifying the appointment of KPMG Huazhen LLP as the Company's independent registered certified public accountant for the fiscal year ended December 31, 2019; and (iv) approving the 2020 Stock Option/Stock Issuance Plan. For more information on the proposals described below, please refer to the Company's proxy statement dated January 14, 2020.

As of January 10, 2020, the record date for the Annual Meeting, there were a total of 66,948,841 shares of common stock, par value $0.0001 per share (the "Common Stock") and 1,000,000 shares of series B preferred stock, par value $0.0001 per share (the "Series B Preferred Stock") issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 50,506,692 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock, collectively representing approximately 85.3% of the combined voting power of all classes of stock entitled to vote, were represented in person or by proxy, and therefore a quorum was present.

The voting results for each of the proposals voted upon are as follows:

Proposal 1 — Election of Directors

The five (5) nominees proposed by the Board of Directors were elected to serve as directors until the Company's next Annual Meeting of Stockholders and until each director's successor is duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-votes
Jie Han	49,730,289	776,403	0
Taylor Zhang	49,730,289	776,403	0
Linyuan Zhai	49,215,277	1,291,415	0
Huiyi Chen	49,730,289	776,403	0
Guanbao Huang	49,730,289	776,403	0

Proposal 2 — Approval, on an Advisory Basis, of the 2018 Compensation of Named Executive Officers (the "Say-On-Pay Vote")

Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers, based on the following voting results:

For	Against	Abstain	Broker Non-votes
50,048,905	396,187	16,600	0

Proposal 3 — Ratification of Appointment of KPMG Huazhen LLP as the Company's Independent Auditor for the Fiscal Year Ended December 31, 2019

Stockholders ratified the appointment of KPMG Huazhen LLP as the Company's independent registered certified public accountant for the fiscal year ended December 31, 2019, based on the following voting results:

For	Against	Abstain	Broker Non-votes
50,493,813	12,279	600	0

Proposal 4 — Approval of the 2020 Stock Option/Stock Issuance Plan

Stockholders approved the adoption of the 2020 Stock Option/Stock Issuance Plan, based on the following voting results:

For	Against	Abstain	Broker Non-votes
33,156,426	1,349,966	16,000,300	0

Item 9.01 —  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Exhibit Description

99.1       Press Release dated February 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2020.

CHINA XD PLASTICS COMPANY LIMITED

By: /s/ Jie Han

Name: Jie HAN

Title: Chief Executive Officer